Exhibit 10.5

CNO FINANCIAL GROUP, INC.

as Issuer,

THE SUBSIDIARY GUARANTORS PARTIES HERETO

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee

and

Collateral Agent

FIRST SUPPLEMENTAL INDENTURE

Dated as of September 28, 2012

TO

INDENTURE

Dated as of December 21, 2010

9.00% SENIOR SECURED NOTES DUE 2018

FIRST SUPPLEMENTAL INDENTURE dated as of September 28, 2012 (this “Supplemental Indenture”), to the Indenture dated as of December 21, 2010 (the “Indenture”) among CNO FINANCIAL GROUP, INC., a corporation duly organized and existing under the laws of the state of Delaware (the “Company”), certain subsidiaries of the Company from time to time parties hereto (the “Subsidiary Guarantors”) and WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as trustee (together with its successors and assigns, in such capacity, the “Trustee”) and as collateral agent (together with its successors and assigns, in such capacity, the “Collateral Agent”).

W I T N E S S E T H

WHEREAS, the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent have heretofore executed and delivered the Indenture, and the Company has issued pursuant to the Indenture its 9.00% Senior Secured Notes due 2018 (the “Notes”);

WHEREAS, Section 9.2 of the Indenture provides that with the consent of the Holders (as defined in the Indenture) of a majority in principal amount of the Notes outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Notes), the Company, the Subsidiary Guarantors, the Trustee and the Collateral Agent may amend or supplement the Indenture, subject to certain limitations set forth in the Indenture;

WHEREAS, the Company has solicited the consents of the Holders of the Notes pursuant to the offer to purchase and consent solicitation statement dated September 4, 2012 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), and the related letter of transmittal and consent dated September 4, 2012 (as the same may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offering Documents”), to the proposed amendments to the Indenture upon the terms and conditions set forth therein (the “Amendments”);

WHEREAS, the Company has received and delivered or caused to be delivered to the Trustee the consents of the Holders of at least a majority in outstanding principal amount of the Notes to the Amendments in accordance with the Offering Documents;

WHEREAS, the execution and delivery of this Supplemental Indenture has been duly authorized by a Board Resolution (as defined in the Indenture) of the Company;

WHEREAS, the Company has requested that the Trustee and the Collateral Agent join with the Company and the Subsidiary Guarantors in the execution and delivery of this Supplemental Indenture;

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto; and

WHEREAS, the Amendments contained herein will become operative (the “Operative Date”) upon the initial acceptance for payment by the Company of the Notes validly tendered (and not validly withdrawn), following satisfaction or waiver of the conditions to the tender offer and consent solicitation contemplated by the Offering Documents.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, each party hereby agrees as follows:

ARTICLE 1

Section 1.1     Definitions.

Capitalized terms used in this Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.

ARTICLE 2

Section 2.1     Amendments to Table of Contents.

The Table of Contents of the Indenture is amended by deleting the titles to Section 3.2, Section 3.3, Section 3.4, Section 3.5, Section 3.6, Section 3.7, Section 3.8, Section 3.9, Section 3.10, Section 3.11, Section 3.13, Section 3.15 and Article 4 and inserting, in each case, in lieu thereof the phrase “[intentionally omitted]”.

ARTICLE 3

Section 3.1     Elimination of Certain Definitions in Article 1 of the Indenture.

Section 1.1 of the Indenture is amended by deleting all definitions of terms, and references to definitions of terms, that are used exclusively in the text of the Indenture and in the text of the Notes that are being otherwise eliminated by this Supplemental Indenture.

Section 3.2     Elimination of Certain Provisions in Article 3 of the Indenture.

(a) Section 3.2 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(b) Section 3.3 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(c) Section 3.4 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(d) Section 3.5 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(e) Section 3.6 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(f) Section 3.7 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(g) Section 3.8 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(h) Section 3.9 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(i) Section 3.10 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(j) Section 3.11 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(k) Section 3.13 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

(l) Section 3.15 of the Indenture is amended by deleting the text of such Section in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

Section 3.3     Elimination of Article 4 of the Indenture.

Article 4 of the Indenture is amended by deleting the text of such Article in its entirety and inserting in lieu thereof the phrase “[intentionally omitted]”.

Section 3.4     Elimination of Certain Provisions in Article 6 of the Indenture.

(a) Section 6.1 of the Indenture is amended by deleting the text of clauses (a)(iii), (iv), (v), (vi) and (ix) in their entirety and inserting, in each case, in lieu thereof the phrase “[intentionally omitted]”.

ARTICLE 4

Section 4.1     Effectiveness of Amendments to Indenture.

Following the execution and delivery by the parties hereto of this Supplemental Indenture, the Amendments shall not be operative until the Operative Date.  Effective as of the Operative Date, this Supplemental Indenture hereby amends the Indenture and Notes as provided for herein. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified by this Supplemental Indenture, the provisions of the Indenture, as modified by this Supplemental Indenture, shall control.

Section 4.2     Continuing Effect of Indenture.

Except as expressly provided herein, all of the terms, provisions and conditions of the Indenture and the Notes shall remain in full force and effect.

Section 4.3     Construction of Supplemental Indenture.

This Supplemental Indenture is executed as and shall constitute an indenture supplemental to the Indenture and shall be construed in connection with and as part of the Indenture for all purposes with respect to the Notes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound by the Indenture as amended by this Supplemental Indenture.  THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

Section 4.4     Trustee and Collateral Agent Disclaimer.

The recitals contained in this Supplemental Indenture shall be taken as the statements of the Company and each of the Trustee and Collateral Agent assumes no responsibility for their correctness.  The Trustee and the Collateral Agent make no representations as to the validity or sufficiency of this Supplemental Indenture.  All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee and the Collateral Agent under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee and the Collateral Agent under this Supplemental Indenture.

Section 4.5     Counterparts.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy (including facsimile copies) shall be an original, but all of them together represent the same agreement.

Section 4.6     Severability.

In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

CNO FINANCIAL GROUP, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President, Treasury and Investor Relations

[Signature Page to Supplemental Indenture]

40|86 ADVISORS, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

40|86 MORTGAGE CAPITAL, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

AMERICAN LIFE AND CASUALTY MARKETING DIVISION CO.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

CDOC, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

CNO MANAGEMENT SERVICES COMPANY

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

CNO SERVICES, LLC

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President, Treasury and Investor Relations

K.F. AGENCY, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

PERFORMANCE MATTERS ASSOCIATES, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

PERFORMANCE MATTERS ASSOCIATES OF TEXAS, INC.

By:	/s/ Erik M. Helding
Name: Erik M. Helding
Title: Senior Vice President and Treasurer

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Agent

By	/s/ Jane Schweiger
Name: Jane Schweiger
Title: Vice President

[Signature Page to Supplemental Indenture]